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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



                                  JULY 2, 1999
                                 Date of Report
                       (Date of earliest event reported)



                       VERTEX COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          TEXAS                                          75-1982974
(State or other jurisdiction                          (I.R.S. Employer
     of incorporation)                               Identification No.)

                        COMMISSION FILE NUMBER: 0-15277


               2600 N. LONGVIEW STREET, KILGORE, TEXAS        75662
              (Address of principal executive offices)      (Zip Code)

                                 (903) 984-0555
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 5.    OTHER EVENTS

Reference is made to the press release issued to the public by the Registrant dated July 2, 1999. The text of this release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1 - Press release dated July 2, 1999 entitled "Vertex Communications Corporation Announces Restructuring".



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             VERTEX COMMUNICATIONS CORPORATION

Date:    July 9, 1999                   By:  /s/ J. D. Carter
                                             ----------------------------------
                                              J. D. Carter
                                              Vice President and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                             Description
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
 99.1                              Press Release dated July 2, 1999
                                   entitled "Vertex Communications
                                   Corporation Announces Restructuring".